UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2009

Date of reporting period: March 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global High Income Fund

March 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 21, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund (the “Fund”) for the annual reporting period ended March 31, 2009. The Fund is a closed-end fund that trades under the New York Stock exchange symbol “AWF.”

Investment Objective and Policies

The Fund seeks high current income and secondarily, capital appreciation. It invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 47-48.

Investment Results

The table on page 5 shows the Fund’s performance compared with its current composite benchmark, which became effective on February 5, 2009 and which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) (local currency-denominated) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index, for the six- and 12-month periods ended March 31, 2009. Individual performance for each of these indices is also included for both time periods. The Fund’s broad-based benchmark remains the JPM EMBI Global, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The Fund underperformed the current composite and the broad-based benchmark for both the six- and 12-month periods ended March 31, 2009. For both periods, the Fund’s industry weightings within the high yield allocation detracted from performance. The Fund’s overweight in banking and underweight in non-cyclicals detracted from performance for both periods. The Fund’s overweight in finance and telecommunications, which outperformed, contributed positively to performance. The Fund’s security selection within banking, electric and energy was positive for both periods while security selection within the auto industry was negative for both periods.

Within the Fund’s emerging market allocation, overweight positions in Ecuador and Argentina detracted from performance, as did the Fund’s bank exposure in Kazakhstan and security selection in Russia. The Fund’s exposure to commercial mortgage-backed securities, high-yield bank-loan debt and currency exposure detracted for both periods. Lastly, the Fund’s leverage detracted from performance for both periods.

Market Review and Investment Strategy

Extreme risk aversion that seized the markets following the bankruptcy of

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

Lehman Brothers in mid-September 2008 accelerated into the fourth quarter of 2008 as massive global deleveraging continued. Tumult in the financial markets bled into the real economy, in the US and across the globe. Economic data for virtually every country experienced a significant downturn. Investors flocked to the safety of governments and credit markets sold off violently. The yield on US Treasury bills even reached near zero, showing that investors were willing to forgo a return on their investment in exchange for a safe place to park their cash. While global government bond yields hit or neared record lows, yield spreads on investment-grade corporate bonds shot to peaks unseen since the 1930s, and the Morgan Stanley Capital International World Index (net) extended its decline for the full year 2008 to -40.71% in US dollars—the worst annual loss since the equity benchmark’s inception in 1970.

Challenges continued into the first quarter of 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic slowdown. Volatility remained high, although below the peaks of late 2008. Diversification across asset classes and geographies provided little shelter from the storm. Government debt, a safe haven in the flight from risk in 2008, suffered overall modest losses in the first quarter. And as yields rose, total returns on global corporate bonds were negative, even as spreads ebbed from historic peaks.

In an effort to restart borrowing, central banks around the world aggressively slashed interest rates. Official rates in the US, Switzerland and Japan are now near zero. Monetary authorities also unveiled an array of unorthodox measures such as directly purchasing assets including mortgages and long-term Treasuries. Additionally, governments in both developed and developing countries have pledged a record dose of fiscal stimulus, including a mix of tax cuts and infrastructure spending to help cushion the impact of the downturn.

US high-yield debt followed the equity markets lower during the reporting period and turned in its worst performance on record for the 2008 calendar year. For the Fund’s annual reporting period ended March 31, 2009, high yield debt returned -18.56%, according to the Barclays Capital US Corporate HY 2% Issuer Capped Index. Spreads during the period more than doubled from 781 basis points to end the period at 1,620. By quality tier, lower rated high-yield debt underperformed higher rated debt. Industries most adversely affected by the significant economic downturn such as banking and brokerage, building materials and transportation fared worst. Telecommunications and non-cyclicals generally outperformed.

US-dollar-denominated emerging market debt proved more resilient than high yield as the global financial crisis did not emanate from the developing world. During the period, however, as the contagion spread globally,

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

emerging-market indices still posted two of their worst monthly returns at the height of the crisis. For the annual period, US-dollar-denominated emerging market debt posted -8.49% with the Latin American region, at -10.53%, underperforming non-Latin American countries, at -6.42%. Hardest hit countries during the period were Ecuador, at -66.04%, Argentina, at -56.14%, and the Ukraine, at -48.80%. Under direction from President Correa, Ecuador formally defaulted on two of the country’s outstanding dollar-denominated debt issues, which caused a sell-off of that country’s debt. Argentina suffered from a poor economic policy mix and a decline in commodities. The Ukraine was the most susceptible to a slowdown in the global trade cycle due to internal economic imbalances. Emerging-market debt spreads widened 333 basis points to end the annual reporting period at 657 basis points over neutral-duration Treasuries. Emerging-market debt in local currency fared far worse as emerging-market currencies collapsed. Local emerging-market debt unhedged in US dollar terms returned -17.08% for the annual reporting period.

The global economy and financial markets continue to face real challenges. The timing of recovery remains unclear, and uncertainty still surrounds government actions and their impact on the economy. However, the Fund’s management team believes that powerful forces for recovery are gathering. Across the capital markets, strong recoveries typically follow very weak periods. These market upturns tend to come swiftly, often before there is solid evidence of an economic turnaround (e.g. April 2009’s subsequent strong rebound in equity and credit sensitive markets).

The team believes the recent turmoil has created opportunities not seen in generations. While Fund performance tracked the indices lower as the credit crisis deepened, the team believes the Fund is well positioned for recovery. The recent turmoil has created attractive valuations in fixed-income markets and wide yield spreads are compensating investors generously (relative to historical norms) as they wait for recovery. Risk premiums over governments are near historic highs in many sectors. The team believes more than at any time in recent history, investors are likely to be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

On March 13, 2009, the Boards of Directors (the “Directors”) of ACM Managed Dollar Income Fund, Inc. (“Managed Dollar”) and the Fund announced a proposed acquisition of the assets, and the assumption of the liabilities, of Managed Dollar by the Fund (the “Acquisition”). The Acquisition is subject to approval by stockholders of Managed Dollar. A Special Meeting of Stockholders of Managed Dollar is scheduled to be held on Thursday, July 30, 2009. The close of business on June 8, 2009 has been fixed as the record date for the Special Meeting of Stockholders. If approved by stockholders, the Acquisition is expected to take place in the third quarter of this year.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Global High Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” For additional shareholder information regarding this Fund, please see page 67.

Benchmark Disclosure

The unmanaged JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) and the Barclays Capital (BC) US Corporate High Yield (HY) 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including loans and eurobonds. The JPM GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Barclays Capital US Corporate HY 2% Issuer Capped Index is the 2% Issuer Cap component of the US Corporate HY Index. The Barclays Capital US Corporate HY Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. An investor cannot invest directly in an index, which bears no expenses, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund invests in foreign securities which may result in significant fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainty in foreign countries. The Fund may invest in securities of emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Fluctuations in the exchange rates between the US dollar and foreign currencies may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. At the discretion of the Fund’s Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade (i.e., “junk bonds”) and up to 50% in securities that are not readily marketable. These high-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. The Fund utilizes leverage, which increases volatility since leverage magnifies both positive and negative performance. The Fund maintains asset coverage of at least 300% with respect to borrowings. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these instruments may result in a form of leverage. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)	-11.40%	-18.61%

Current Composite Benchmark: 33% JPM GBI – EM/33% JPM EMBI Global/33% Barclays Capital† US Corporate HY 2% Issuer Capped Index	-10.00%	-14.47%

JPM GBI – EM	-14.97%	-17.08%

JPM EMBI Global	-2.83%	-8.49%

Barclays Capital† US Corporate HY 2% Issuer Capped Index	-12.65%	-18.56%

The Fund’s Market Price per share on March 31, 2009, was $8.29. The Fund’s Net Asset Value per share on March 31, 2009, was $9.58. For additional Financial Highlights, please see page 51.

†   Formerly Lehman Brothers

See Historical Performance and Benchmark disclosures on previous page.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil) $731.0

*	All data are as of March 31, 2009. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” security type weightings represents 0.1% or less in the following security types: Warrants, Preferred Stocks, and Common Stock. “Other” country weightings represent 1.0% or less in the following countries: Belgium, Bermuda, Canada, Cayman Islands, Dominican Republic, El Salvador, France, Gabon, Germany, Ghana, Hong Kong, Hungary, Iceland, India, Ireland, Italy, Jamaica, Japan, Luxembourg, Netherlands, Nigeria, Singapore, South Africa, Ukraine and the United Kingdom.

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2009

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 32.5%
Industrial – 27.0%
Basic – 2.8%
AK Steel Corp. 7.75%, 6/15/12	US$	1,300	$1,020,500
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		1,100	423,500
Arch Western Finance LLC 6.75%, 7/01/13		700	640,500
Bowater Canada Finance Corp. 7.95%, 11/15/11		1,635	147,150
Cascades, Inc. 7.25%, 2/15/13		1,300	724,750
Domtar Corp. 5.375%, 12/01/13		2,320	1,554,400
Evraz Group SA 8.25%, 11/10/15(a)		3,933	2,401,569
8.875%, 4/24/13(a)		483	307,309
Georgia Gulf Corp. 10.75%, 10/15/16		1,500	105,000
Georgia-Pacific Corp. 7.125%, 1/15/17(a)		800	740,000
8.875%, 5/15/31		1,001	800,800
Graphic Packaging International Corp. 9.50%, 8/15/13		1,300	929,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 5.734%, 11/15/14(b)		1,650	321,750
Huntsman International LLC 7.875%, 11/15/14		730	299,300
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		2,100	120,750
Jefferson Smurfit Corp. US 8.25%, 10/01/12*		1,300	162,500
MacDermid, Inc. 9.50%, 4/15/17(a)		800	276,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(c)		791	154,202
11.50%, 12/01/16		750	140,625
NewMarket Corp. 7.125%, 12/15/16		870	689,475
NewPage Corp. 10.00%, 5/01/12		1,030	357,925
Novelis, Inc. 7.25%, 2/15/15		1,160	464,000
Peabody Energy Corp. Series B 6.875%, 3/15/13		1,500	1,462,500

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Quality Distribution LLC 9.00%, 11/15/10	US$	1,721	$550,720
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(d)		1,000	120,000
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		2,256	1,466,400
9.75%, 7/29/13(a)		5,042	3,277,300
Steel Dynamics Inc. 7.75%, 4/15/16(a)		650	445,250
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		800	188,000

			20,291,675

Capital Goods – 2.5%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,300	195,000
AMH Holdings, Inc. 11.25%, 3/01/14(e)		1,650	495,000
Berry Plastics Holding Corp. 8.875%, 9/15/14		700	392,000
10.25%, 3/01/16		800	332,000
Bombardier, Inc. 6.30%, 5/01/14(a)		1,655	1,166,775
8.00%, 11/15/14(a)		1,050	769,125
Case Corp. 7.25%, 1/15/16		1,565	1,142,450
Case New Holland, Inc. 7.125%, 3/01/14		1,985	1,458,975
Crown Americas 7.625%, 11/15/13		1,300	1,304,875
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	800	398,581
Hanson Australia Funding Ltd. 5.25%, 3/15/13	US$	1,004	441,760
Hanson Ltd. 6.125%, 8/15/16		251	107,930
L-3 Communications Corp. 5.875%, 1/15/15		1,000	927,500
Masco Corp. 6.125%, 10/03/16		1,655	1,062,141
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		2,835	2,721,600
Owens Corning, Inc. 6.50%, 12/01/16		1,015	744,660
7.00%, 12/01/36		1,155	647,241
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,700	1,190,000

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sequa Corp. 11.75%, 12/01/15(a)	US$	590	$88,500
Terex Corp. 8.00%, 11/15/17		1,915	1,551,150
United Rentals North America, Inc. 6.50%, 2/15/12		1,500	1,200,000
7.75%, 11/15/13		500	272,500

			18,609,763

Communications - Media – 2.8%
Allbritton Communications Co. 7.75%, 12/15/12		1,450	536,500
AMC Entertainment, Inc. 11.00%, 2/01/16		1,015	923,650
American Media Operations, Inc. 14.00%, 11/01/13(a)(c)		684	341,862
Cablevision Systems Corp. Series B 8.00%, 4/15/12		900	875,250
CCH I LLC 11.00%, 10/01/15*		615	66,113
11.75%, 5/15/14(e)*		3,850	43,313
Clear Channel Communications, Inc. 5.50%, 9/15/14		4,855	728,250
CSC Holdings, Inc. 7.625%, 7/15/18		2,000	1,800,000
Dex Media, Inc. 9.00%, 11/15/13(e)		1,250	156,250
DirecTV Holdings LLC 6.375%, 6/15/15		2,700	2,544,750
Hughes Network Systems LLC/HNS Finance Corp. 9.50%, 4/15/14		1,050	939,750
Intelsat Bermuda Ltd. 11.25%, 6/15/16		1,920	1,862,400
Lamar Media Corp. 6.625%, 8/15/15		1,350	985,500
Liberty Media Corp. 5.70%, 5/15/13		1,300	965,047
LIN Television Corp. 6.50%, 5/15/13		1,530	795,600
Nielsen Finance LLC / Nielsen Finance Co. 12.50%, 8/01/16(e)		740	307,100
Quebecor Media, Inc. 7.75%, 3/15/16		2,240	1,702,400
Rainbow National Services LLC 8.75%, 9/01/12(a)		500	500,000
10.375%, 9/01/14(a)		985	1,004,700

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

The Reader’s Digest Association, Inc. 9.00%, 2/15/17	US$	1,000	$90,000
RH Donnelley Corp. Series A-1 6.875%, 1/15/13		500	27,500
Series A-3 8.875%, 1/15/16		2,165	124,487
Series A-4 8.875%, 10/15/17		2,230	122,650
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		1,275	554,625
Thomson 5.75%, 9/25/15(f)	EUR	975	45,339
Univision Communications, Inc. 7.85%, 7/15/11	US$	1,000	640,000
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)		1,550	310,000
WMG Holdings Corp. 9.50%, 12/15/14(e)		3,200	1,152,000

			20,145,036

Communications - Telecommunications – 3.6%
American Tower Corp. 7.00%, 10/15/17		685	674,725
7.125%, 10/15/12		1,350	1,356,750
Centennial Communications Corp. 10.00%, 1/01/13		955	1,014,688
Cincinnati Bell, Inc. 8.375%, 1/15/14		1,550	1,457,000
Cricket Communications, Inc. 9.375%, 11/01/14		2,015	1,919,287
Digicel Ltd. 9.25%, 9/01/12(a)		3,416	3,014,620
Fairpoint Communications, Inc. 13.125%, 4/01/18(a)		1,270	241,300
Frontier Communications Corp. 6.25%, 1/15/13		1,300	1,178,125
Inmarsat Finance PLC 7.625%, 6/30/12		1,000	971,250
Level 3 Financing, Inc. 8.75%, 2/15/17		1,845	1,180,800
9.25%, 11/01/14		540	372,600
MetroPCS Wireless, Inc. 9.25%, 11/01/14		1,010	979,700
Mobile Satellite Ventures LP 14.00%, 4/01/13(a)(e)		1,000	260,000

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nextel Communications, Inc. Series D 7.375%, 8/01/15	US$	2,880	$1,526,400
Qwest Capital Funding, Inc. 7.25%, 2/15/11		1,900	1,814,500
Sprint Capital Corp. 6.875%, 11/15/28		3,000	1,830,000
Terrestar Networks, Inc. 15.00%, 2/15/14(a)(c)		1,503	300,691
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14		1,300	1,254,500
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)		3,725	2,709,938
Windstream Corp. 8.125%, 8/01/13		1,450	1,428,250
8.625%, 8/01/16		950	933,375

			26,418,499

Consumer Cyclical - Automotive – 1.1%
Affinia Group, Inc. 9.00%, 11/30/14		945	349,650
Allison Transmission, Inc. 11.00%, 11/01/15(a)		1,745	828,875
Cooper-Standard Automotive, Inc. 7.00%, 12/15/12		1,445	173,400
Ford Motor Co. 7.45%, 7/16/31		2,250	714,375
Ford Motor Credit Co. 4.01%, 1/13/12(b)		500	315,000
7.00%, 10/01/13		3,700	2,474,049
General Motors Corp. 8.375%, 7/15/33		3,920	470,400
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15		1,500	1,155,000
Keystone Automotive Operations, Inc. 9.75%, 11/01/13		2,200	429,000
Lear Corp. Series B 5.75%, 8/01/14		865	216,250
8.50%, 12/01/13		600	135,000
8.75%, 12/01/16		1,505	308,525
Tenneco, Inc. 8.625%, 11/15/14		800	148,000
Visteon Corp. 7.00%, 3/10/14		1,800	90,000
8.25%, 8/01/10		250	12,500

			7,820,024

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 2.8%
Beazer Homes USA, Inc. 6.875%, 7/15/15	US$	1,000	$215,000
Boyd Gaming Corp. 7.75%, 12/15/12		1,300	1,046,500
Broder Brothers Co. Series B 11.25%, 10/15/10		700	108,500
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		500	108,750
DR Horton, Inc. 6.00%, 4/15/11		1,500	1,387,500
Gaylord Entertainment Co. 8.00%, 11/15/13		1,800	1,188,000
Greektown Holdings LLC 10.75%, 12/01/13(a)(d)		1,230	61,500
Harrah’s Operating Co., Inc. 5.625%, 6/01/15		3,804	627,660
5.75%, 10/01/17		196	31,360
6.50%, 6/01/16		1,615	258,400
10.75%, 2/01/16		1,000	190,000
Host Hotels & Resorts LP 6.875%, 11/01/14		950	731,500
Series O 6.375%, 3/15/15		1,500	1,110,000
Series Q 6.75%, 6/01/16		300	219,000
KB Home 5.875%, 1/15/15		305	236,222
Levi Strauss & Co. 8.875%, 4/01/16		1,300	1,007,500
M/I Homes, Inc. 6.875%, 4/01/12		1,500	787,500
Meritage Homes Corp. 6.25%, 3/15/15		750	457,500
MGM Mirage 7.625%, 1/15/17		2,500	887,500
Mohegan Tribal Gaming Auth 7.125%, 8/15/14		2,050	574,000
Penn National Gaming, Inc. 6.875%, 12/01/11		800	770,000
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		1,500	930,000
Pulte Homes, Inc. 5.25%, 1/15/14		500	420,000
Quiksilver, Inc. 6.875%, 4/15/15		1,350	513,000
Six Flags Operations, Inc. 12.25%, 7/15/16(a)		1,207	651,780

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Six Flags, Inc. 9.625%, 6/01/14	US$	611	$54,990
Standard Pacific Corp. 6.50%, 8/15/10		750	600,000
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		1,000	770,000
7.375%, 11/15/15		1,500	1,057,500
Station Casinos, Inc. 6.625%, 3/15/18(d)		4,015	200,750
Tropicana Entertainment LLC 9.625%, 12/15/14(d)		750	1,875
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10-9/15/14(a)		1,400	956,000
Universal City Florida Holding Co. 8.375%, 5/01/10		400	140,000
WCI Communities, Inc. 6.625%, 3/15/15(d)		750	15,000
William Lyon Homes, Inc. 10.75%, 4/01/13		2,069	351,730
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14		2,500	1,887,500

			20,554,017

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15		1,500	555,000

Consumer Cyclical - Retailers – 1.2%
Asbury Automotive Group, Inc. 8.00%, 3/15/14		925	448,625
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14		1,650	280,500
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		1,000	310,000
Couche-Tard US/Finance 7.50%, 12/15/13		1,375	1,350,937
Dollar General Corp. 10.625%, 7/15/15		1,015	1,012,463
Duane Reade, Inc. 9.75%, 8/01/11		870	495,900
GSC Holdings Corp. 8.00%, 10/01/12		1,200	1,212,000
Hines Nurseries, Inc. 10.25%, 10/01/11(d)(g)		1,000	140,000
Limited Brands, Inc. 5.25%, 11/01/14		873	612,550
6.90%, 7/15/17		320	219,666
Michaels Stores, Inc. 10.00%, 11/01/14		2,000	942,500
11.375%, 11/01/16		1,000	370,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Neiman-Marcus Group, Inc. 9.00%, 10/15/15(c)	US$	800	$257,000
10.375%, 10/15/15		500	160,000
Rite Aid Corp. 6.875%, 8/15/13		515	77,250
Sally Holdings LLC 9.25%, 11/15/14		800	758,000
Toys R US, Inc. 7.375%, 10/15/18		1,300	416,000

			9,063,391

Consumer Non-Cyclical – 4.3%
ACCO Brands Corp. 7.625%, 8/15/15		1,930	386,000
Aramark Corp. 8.50%, 2/01/15		1,625	1,495,000
Bausch & Lomb, Inc. 9.875%, 11/01/15(a)		1,475	1,172,625
Biomet, Inc. 11.625%, 10/15/17		1,600	1,412,000
Boston Scientific Corp. 6.00%, 6/15/11		500	485,000
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15		710	170,400
Chaoda Modern Agriculture Holdings Ltd. 7.75%, 2/08/10(a)		3,976	3,260,320
Community Health Systems, Inc. 8.875%, 7/15/15		1,615	1,526,175
DaVita, Inc. 7.25%, 3/15/15		1,000	961,250
Dean Foods Co. 7.00%, 6/01/16		1,175	1,116,250
Del Monte Corp. 6.75%, 2/15/15		1,000	940,000
Elan Finance PLC/CRP 7.75%, 11/15/11		1,500	1,260,000
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		450	450,000
HCA, Inc. 6.375%, 1/15/15		2,210	1,447,550
9.25%, 11/15/16		1,850	1,683,500
Healthsouth Corp. 10.75%, 6/15/16		1,650	1,617,000
IASIS Healthcare Corp. 8.75%, 6/15/14		1,500	1,410,000
Invacare Corp. 9.75%, 2/15/15		1,000	962,500
Merisant Co. 9.50%, 7/15/13(d)		1,000	40,000

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Multiplan, Inc. 10.375%, 4/15/16(a)	US$	500	$407,500
New Albertsons, Inc. 7.45%, 8/01/29		2,200	1,826,000
Pinnacle Foods Finance LLC 10.625%, 4/01/17		1,250	875,000
Select Medical Corp. 7.625%, 2/01/15		1,400	906,500
Simmons Co. 10.00%, 12/15/14(e)		965	9,650
Stater Brothers Holdings 8.125%, 6/15/12		1,300	1,280,500
Sun Healthcare Group, Inc. 9.125%, 4/15/15		800	748,000
Universal Hospital Services, Inc. 5.943%, 6/01/15(b)		500	362,500
Vanguard Health Holding Co. 11.25%, 10/01/15(e)		1,650	1,369,500
Viant Holdings, Inc. 10.125%, 7/15/17(a)		633	310,170
Visant Corp. 7.625%, 10/01/12		1,000	947,500
Visant Holding Corp. 8.75%, 12/01/13		750	682,500

			31,520,890

Energy – 2.0%
Chaparral Energy, Inc. 8.875%, 2/01/17		1,250	431,250
Chesapeake Energy Corp. 6.375%, 6/15/15		1,800	1,516,500
6.50%, 8/15/17		425	346,375
CIE Generale De Geophysique 7.50%, 5/15/15		580	458,200
Complete Production Services, Inc. 8.00%, 12/15/16		1,355	860,425
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		560	250,600
Forest Oil Corp. 7.25%, 6/15/19		2,035	1,607,650
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)		500	295,000
Hilcorp Energy/Finance 7.75%, 11/01/15(a)		1,105	806,650
Key Energy Services, Inc. 8.375%, 12/01/14		1,000	630,000
Newfield Exploration Co. 6.625%, 9/01/14		1,030	932,150

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

OPTI Canada, Inc. 8.25%, 12/15/14	US$	1,200	$537,000
PetroHawk Energy Corp. 9.125%, 7/15/13		1,600	1,536,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	368,940
Plains Exploration & Production Co. 7.75%, 6/15/15		1,090	937,400
Pride International, Inc. 7.375%, 7/15/14		1,055	1,039,175
Range Resources Corp. 7.50%, 5/15/16		500	461,250
Tesoro Corp. 6.50%, 6/01/17		1,880	1,419,400

			14,433,965

Other Industrial – 0.7%
Education Management LLC 10.25%, 6/01/16		1,050	981,750
Neenah Foundary Co. 9.50%, 1/01/17		1,350	357,750
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		1,800	1,458,000
11.75%, 8/01/16		350	213,500
Sensus Metering Systems, Inc. 8.625%, 12/15/13		1,200	1,005,000
Trimas Corp. 9.875%, 6/15/12		1,850	906,500

			4,922,500

Services – 1.0%
Expedia, Inc. 8.50%, 7/01/16(a)		1,840	1,564,000
Lottomatica SpA 8.25%, 3/31/66(a)(f)	EUR	725	602,023
Realogy Corp. 10.50%, 4/15/14	US$	1,335	373,800
12.375%, 4/15/15		500	85,000
Service Corp. International 6.75%, 4/01/16		1,485	1,291,950
Ticketmaster Entertainment, Inc. 10.75%, 7/28/16(a)		1,250	850,000
Travelport LLC 9.875%, 9/01/14		2,300	908,500
West Corp. 9.50%, 10/15/14		1,000	696,250
11.00%, 10/15/16		1,100	731,500

			7,103,023

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.7%
Amkor Technology, Inc. 9.25%, 6/01/16	US$	1,995	$1,536,150
Avago Technologies Finance 10.125%, 12/01/13		950	845,500
Ceridian Corp. 11.25%, 11/15/15		1,000	420,000
First Data Corp. 9.875%, 9/24/15		1,687	986,895
Flextronics International Ltd. 6.50%, 5/15/13		1,350	1,201,500
Freescale Semiconductor, Inc. 8.875%, 12/15/14		1,550	325,500
10.125%, 12/15/16		1,500	270,000
Iron Mountain, Inc. 6.625%, 1/01/16		1,620	1,498,500
Lucent Technologies, Inc. 6.45%, 3/15/29		800	304,000
6.50%, 1/15/28		1,850	703,000
NXP BV / NXP Funding LLC 3.844%, 10/15/13(b)		500	84,375
9.50%, 10/15/15		750	82,500
Sanmina Corp. 8.125%, 3/01/16		2,050	717,500
Seagate Technology HDD Holding 6.375%, 10/01/11		1,600	1,168,000
Sensata Technologies BV 8.00%, 5/01/14		800	240,000
Serena Software, Inc. 10.375%, 3/15/16		200	119,000
Sungard Data Systems, Inc. 9.125%, 8/15/13		950	826,500
10.25%, 8/15/15		300	210,000
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)		900	371,250
Unisys Corp. 8.00%, 10/15/12		1,250	314,063

			12,224,233

Transportation - Airlines – 0.1%
AMR Corp. 9.00%, 8/01/12		830	423,300
Continental Airlines, Inc. Series RJO3 7.875%, 7/02/18		701	381,809

			805,109

Transportation - Railroads – 0.1%
Trinity Industries, Inc. 6.50%, 3/15/14		1,400	1,134,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.2%
Avis Budget Car Rental 7.75%, 5/15/16	US$	2,500	$625,000
Hertz Corp. 8.875%, 1/01/14		1,750	1,060,938
US Shipping Partners LP Shipping Finance Corp. 13.00%, 8/15/14(d)(h)		800	40,000

			1,725,938

			197,327,063

Utility – 2.8%
Electric – 2.2%
The AES Corp. 7.75%, 3/01/14		2,200	1,969,000
8.00%, 10/15/17		800	686,000
Dynegy Holdings, Inc. 7.75%, 6/01/19		1,900	1,235,000
8.375%, 5/01/16		1,460	989,150
Edison Mission Energy 7.00%, 5/15/17		1,925	1,405,250
7.50%, 6/15/13		700	553,000
7.75%, 6/15/16		700	532,000
Energy Future Holdings Corp. 10.875%, 11/01/17		975	628,875
Mirant Americas Generation LLC 8.50%, 10/01/21		2,270	1,679,800
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		2,690	2,501,700
PSEG Energy Holdings LLC 8.50%, 6/15/11		400	393,608
Reliant Energy, Inc. 7.625%, 6/15/14		2,190	1,773,900
7.875%, 6/15/17		855	675,450
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15		1,000	500,000
TXU Corp. Series P 5.55%, 11/15/14		1,550	576,735
Series Q 6.50%, 11/15/24		1,550	434,814

			16,534,282

Natural Gas – 0.6%
El Paso Corp. 7.375%, 12/15/12		1,000	929,569
7.75%, 1/15/32		500	372,519
Enterprise Products Operating LLC 8.375%, 8/01/66(f)		1,545	1,035,150

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Finance Co. 5.70%, 1/05/16	US$	1,335	$1,121,400
Regency Energy Partners 8.375%, 12/15/13		933	793,050

			4,251,688

			20,785,970

Financial Institutions – 1.6%
Banking – 0.6%
ALB Finance BV 9.25%, 9/25/13(a)		2,985	626,850
CenterCredit International 8.625%, 1/30/14(a)		1,210	491,314
RS Finance (RSB) 7.50%, 10/07/10(a)		5,345	2,939,750

			4,057,914

Brokerage – 0.0%
E*Trade Financial Corp. 7.375%, 9/15/13		405	147,825
Lehman Brothers Holdings, Inc. Series MTN 6.875%, 5/02/18(d)		1,690	202,800

			350,625

Finance – 0.5%
GMAC LLC 6.75%, 12/01/14(a)		2,465	1,432,510
6.875%, 9/15/11(a)		316	224,556
8.00%, 11/01/31(a)		503	242,024
Residential Capital LLC 9.625%, 5/15/15(a)		3,640	1,601,600

			3,500,690

Insurance – 0.2%
Crum & Forster Holdings Corp. 7.75%, 5/01/17		500	390,000
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17		1,250	1,087,500
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		495	188,505

			1,666,005

Other Finance – 0.1%
iPayment, Inc. 9.75%, 5/15/14		750	390,000

REIT – 0.2%
AMR REAL ESTATE PTR/FIN 7.125%, 2/15/13		2,185	1,737,075

			11,702,309

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Default Index Holdings – 1.1%
DJ CDX.NA.HY-100 – 1.1%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)	US$	9,500	$7,742,500

Total Corporates - Non-Investment Grades (cost $379,057,146)			237,557,842

EMERGING MARKETS – SOVEREIGNS – 23.3%
Argentina – 1.5%
Argentina Bonos 7.00%, 10/03/15		39,661	9,122,030
8.28%, 12/31/33(i)		5,818	1,570,940

			10,692,970

Colombia – 1.9%
Republic of Colombia 7.375%, 1/27/17-9/18/37(i)		13,599	12,674,857
7.375%, 3/18/19		1,050	1,047,375

			13,722,232

Dominican Republic – 0.3%
Dominican Republic 8.625%, 4/20/27(a)		4,015	2,489,300

El Salvador – 0.7%
Republic of El Salvador 7.625%, 9/21/34(a)		2,642	2,166,440
7.65%, 6/15/35(a)		4,282	3,168,680

			5,335,120

Gabon – 0.4%
Gabonese Republic 8.20%, 12/12/17		4,202	3,088,470

Ghana – 0.3%
Republic of Ghana 8.50%, 10/04/17(a)		3,803	2,281,800

Indonesia – 4.6%
Republic of Indonesia 6.625%, 2/17/37(a)		3,650	2,463,750
6.625%, 2/17/37(a)(i)		6,000	4,020,000
6.75%, 3/10/14(a)		8,135	7,443,525
6.875%, 3/09/17-1/17/18(a)		11,041	8,971,985
7.75%, 1/17/38(a)		2,662	2,049,740
8.50%, 10/12/35(a)		3,568	2,997,120
11.625%, 3/04/19(a)		5,029	5,443,893

			33,390,013

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Panama – 2.1%
Republic of Panama 6.70%, 1/26/36	US$	3,139	$2,754,473
8.875%, 9/30/27		6,886	7,368,020
9.375%, 4/01/29		4,621	5,071,547

			15,194,040

Philippines – 4.9%
Republic of Philippines 8.25%, 1/15/14		7,945	8,957,987
8.375%, 6/17/19		10,340	11,296,450
9.50%, 2/02/30		2,125	2,512,813
9.875%, 1/15/19		10,898	12,968,620

			35,735,870

Turkey – 1.1%
Republic of Turkey 6.875%, 3/17/36		5,000	3,975,000
7.25%, 3/15/15		4,000	3,960,000

			7,935,000

Ukraine – 0.3%
Government of Ukraine 6.385%, 6/26/12(a)		2,500	1,150,000
7.65%, 6/11/13(a)		2,441	1,122,860

			2,272,860

Uruguay – 1.2%
Republic of Uruguay 7.625%, 3/21/36		1,700	1,377,000
7.875%, 1/15/33(c)		4,950	4,058,604
8.00%, 11/18/22		3,354	3,034,987

			8,470,591

Venezuela – 4.0%
Republic of Venezuela 5.75%, 2/26/16(a)		19,324	9,381,559
6.00%, 12/09/20(a)		6,602	2,851,848
7.00%, 12/01/18(a)(i)		16,282	7,856,065
7.65%, 4/21/25		8,187	3,684,150
8.50%, 10/08/14		2,793	1,717,695
9.00%, 5/07/23(a)		2,510	1,286,324
9.25%, 5/07/28(a)		5,401	2,716,552

			29,494,193

Total Emerging Markets - Sovereigns (cost $202,377,201)			170,102,459

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 10.9%
INDUSTRIAL – 4.8%
Basic – 2.2%
ArcelorMittal 6.50%, 4/15/14	US$	1,000	$785,795
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		2,080	1,944,800
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		1,157	989,235
The Mosaic Co. 7.625%, 12/01/16(a)(j)		1,435	1,406,300
Southern Copper Corp. 7.50%, 7/27/35		3,000	2,175,846
United States Steel Corp. 6.65%, 6/01/37		1,000	564,885
7.00%, 2/01/18		1,000	682,416
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		2,219	2,063,670
Vale Overseas Ltd. 6.875%, 11/21/36		5,552	4,794,369
Weyerhaeuser Co. 7.375%, 3/15/32		1,300	868,687

			16,276,003

Capital Goods – 0.4%
Allied Waste North America, Inc. 6.875%, 6/01/17		1,230	1,119,300
Series B 7.125%, 5/15/16		350	326,375
7.375%, 4/15/14		1,250	1,184,375
Tyco International Finance SA 8.50%, 1/15/19		700	722,532

			3,352,582

Communications - Media – 0.0%
Shaw Communications, Inc. 7.20%, 12/15/11		200	198,500

Communications - Telecommunications – 0.6%
Alltel Corp. 7.875%, 7/01/32		1,950	1,982,058
Embarq Corp. 7.082%, 6/01/16		1,750	1,575,000
Qwest Corp. 6.50%, 6/01/17		610	506,300
6.875%, 9/15/33		1,000	655,000

			4,718,358

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Toll Brothers Finance Corp. 5.15%, 5/15/15	US$	1,500	$1,265,247

Consumer Cyclical - Retailers – 0.2%
JC Penney Corp., Inc. 7.40%, 4/01/37		1,000	635,086
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14		1,115	732,593

			1,367,679

Consumer Non-Cyclical – 0.3%
Coventry Health Care, Inc. 5.95%, 3/15/17		1,000	636,684
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		1,750	1,496,250

			2,132,934

Energy – 0.7%
Gazstream SA 5.625%, 7/22/13(a)		967	898,879
TNK-BP Finance SA 7.50%, 7/18/16(a)		5,777	4,007,140

			4,906,019

Technology – 0.2%
Motorola, Inc. 6.50%, 9/01/25		1,250	793,754
Xerox Corp. 6.40%, 3/15/16		750	571,846

			1,365,600

			35,582,922

Non Corporate Sectors – 2.6%
Agencies - Not Government Guaranteed – 2.6%
Gaz Capital SA 6.212%, 11/22/16(a)		2,814	2,040,150
6.51%, 3/07/22(a)		18,528	12,088,940
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(a)		454	358,660
7.70%, 8/07/13(a)		4,867	4,307,295
8.70%, 8/07/18(a)		201	170,850

			18,965,895

Financial Institutions – 2.6%
Banking – 1.7%
The Bear Stearns Co., Inc. 5.55%, 1/22/17		1,090	916,477
Capital One Financial Corp. 6.75%, 9/15/17		1,287	1,073,778

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Countrywide Financial Corp. 6.25%, 5/15/16	US$	1,180	$981,726
JP Morgan Chase 7.00%, 6/28/17(a)	RUB	168,000	1,569,311
Morgan Stanley 10.09%, 5/03/17(a)	BRL	5,760	1,607,759
Morgan Stanley FRN 3.458%, 5/30/11(b)	NZD	4,600	2,219,264
VTB Capital SA 6.609%, 10/31/12(a)	US$	2,300	1,840,000
6.875%, 5/29/18(a)		2,915	2,186,250

			12,394,565

Finance – 0.5%
CIT Group, Inc. 5.40%, 1/30/16		2,500	1,498,410
International Lease Finance Corp. 6.375%, 3/25/13		995	549,835
SLM Corp. Series MTN 5.125%, 8/27/12		1,565	843,278
Series MTNA 4.50%, 7/26/10		465	348,750
5.375%, 5/15/14		1,000	518,198

			3,758,471

Insurance – 0.1%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		600	462,413

Other Finance – 0.3%
Aiful Corp. 6.00%, 12/12/11(a)		552	138,000
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		2,487	1,827,880
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	13,635	309,637

			2,275,517

			18,890,966

Utility – 0.9%
Electric – 0.4%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(a)	US$	1,650	1,668,841
Aquila, Inc. 11.875%, 7/01/12		1,350	1,417,500

			3,086,341

Natural Gas – 0.5%
Enterprise Products Operating LP Series B 6.65%, 10/15/34		1,000	815,334

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Williams Co., Inc. 7.625%, 7/15/19	US$	2,805	$2,622,675

			3,438,009

			6,524,350

Total Corporates - Investment Grades (cost $103,568,174)			79,964,133

GOVERNMENTS – SOVEREIGN BONDS – 7.3%
Brazil – 5.3%
Republic of Brazil 6.00%, 1/17/17		6,000	5,970,000
7.125%, 1/20/37		5,530	5,543,825
8.25%, 1/20/34		15,000	16,537,500
8.875%, 10/14/19		9,153	10,741,045

			38,792,370

Iceland – 0.4%
Iceland Government International Bond 3.75%, 12/01/11	EUR	3,250	2,944,349

Peru – 1.1%
Republic of Peru 7.125%, 3/30/19	US$	2,085	2,111,062
7.35%, 7/21/25		3,665	3,683,325
8.75%, 11/21/33		1,808	2,024,960

			7,819,347

Russia – 0.5%
Russian Federation 7.50%, 3/31/30(a)(j)		4,320	4,073,458

Total Governments - Sovereign Bonds (cost $50,985,010)			53,629,524

QUASI-SOVEREIGNS – 5.6%
Quasi-Sovereign Bonds – 5.6%
Indonesia – 0.3%
Majapahit Holding BV 7.75%, 10/17/16(a)		2,165	1,567,215
7.875%, 6/29/37(a)		699	405,420

			1,972,635

Kazakhstan – 1.3%
Intergas Finance BV 6.375%, 5/14/17(a)		6,700	3,886,000
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		6,973	5,787,590

			9,673,590

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 3.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	US$	12,957	$8,940,330
7.125%, 1/14/14(a)		4,824	3,690,360
7.175%, 5/16/13(a)		660	534,600
7.75%, 5/29/18(a)		15,287	10,853,770

			24,019,060

Venezuela – 0.7%
Petroleos de Venezuela SA 5.25%, 4/12/17		11,695	4,882,663
5.375%, 4/12/27		200	71,000

			4,953,663

Total Quasi-Sovereigns (cost $47,077,202)			40,618,948

GOVERNMENTS – TREASURIES – 5.5%
Treasuries – 5.5%
Brazil – 3.1%
Republic of Brazil 10.25%, 1/10/28	BRL	7,546	2,947,974
12.50%, 1/05/16-1/05/22		43,702	19,686,858

			22,634,832

Colombia – 0.8%
Republic of Colombia 12.00%, 10/22/15	COP	13,775,000	6,154,707

Hungary – 0.8%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	1,734,010	5,540,506

Peru – 0.6%
Peru Bono Soberano 8.20%, 8/12/26	PEN	12,627	4,409,302

United States – 0.2%
U.S. Treasury Notes 4.50%, 5/15/17(m)	US$	1,500	1,726,992

Total Governments - Treasuries (cost $46,140,719)			40,466,339

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.3%
Non-Agency Fixed Rate CMBS – 4.3%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		8,405	5,430,278

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.827%, 6/15/38	US$	6,840	$4,607,762
Series 2006-C4, Class A3 5.467%, 9/15/39		5,615	3,710,786
Series 2006-C4, Class AM 5.509%, 9/15/39		5,900	2,481,150
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class AM 5.855%, 6/12/43		670	318,680
Series 2007-C1, Class A4 5.716%, 2/15/51		3,000	1,791,987
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		8,050	3,630,116
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		7,900	5,797,294
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,700	3,451,295

Total Commercial Mortgage-Backed Securities (cost $44,745,905)			31,219,348

EMERGING MARKETS – TREASURIES – 3.9%
Columbia – 0.3%
Republic of Colombia 9.85%, 6/28/27	COP	4,701,000	1,872,885

Turkey – 3.6%
Turkey Government Bond 16.00%, 3/07/12	TRY	43,273	26,415,333

Total Emerging Markets - Treasuries (cost $28,866,505)			28,288,218

BANK LOANS – 2.7%
Industrial – 2.3%
Basic – 0.3%
Celanese US Holdings LLC 2.94%, 4/02/14(b)	US$	990	844,217
Graphic Packaging Holding Co. 3.23%-4.19%, 5/16/14(b)		1,232	1,077,074

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hexion Specialty 3.50%, 5/05/13(b)	US$	131	$44,316
3.69%, 5/05/13(b)		604	204,004

			2,169,611

Capital Goods – 0.1%
Graham Packaging 2.75%-6.31%, 10/07/11(b)		975	830,903

Communications - Media – 0.7%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 3.02%, 7/03/14(b)		736	496,759
Charter Communications Operating LLC 3.18%-3.23%, 3/05/14(b)		990	801,603
8.50%, 3/06/14(b)		1,238	1,136,433
CSC Holdings, Inc. (Cablevision) 2.31%, 3/29/13(b)		1,234	1,120,720
Idearc, Inc. (Verizon) 3.22%, 11/17/14(b)(d)		735	286,363
Univision Communications, Inc. 2.77%, 9/29/14(b)		625	314,413
Wide Open West Finance LLC 3.0%-3.02%, 6/30/14(b)		1,000	676,250

			4,832,541

Consumer Cyclical - Automotive – 0.1%
DaimlerChrysler Financial Services Americas LLC 4.56%, 8/03/12(b)		439	233,159
Ford Motor Co. 3.56%, 12/15/13(b)		234	112,164

			345,323

Consumer Cyclical - Other – 0.1%
Harrah’s Operating Co., Inc. 4.16%, 1/28/15(b)		1,485	888,936

Consumer Non-Cyclical – 0.4%
Aramark Corp. 2.03%, 1/26/14(b)		45	38,952
3.10%, 1/26/14(b)		705	613,128
Carestream Health, Inc. 2.52%-3.17%, 4/30/13(b)		916	728,997
HCA, Inc. 3.47%, 11/18/13(b)		1,690	1,430,329
Wrigley Jr Company 6.50%, 9/30/14(b)		296	293,178

			3,104,584

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Ashmore Energy International 3.52%, 3/30/12(b)	US$	118	$71,251
4.22%, 3/30/14(b)		834	502,205

			573,456

Services – 0.2%
Sabre, Inc. 2.76%-3.42%, 9/30/14(b)		1,250	652,350
West Corp. 7.25%, 10/24/13(b)		1,238	1,135,406

			1,787,756

Technology – 0.3%
First Data Corp. 3.27%, 9/24/14(b)		1,481	996,672
Freescale Semiconductor, Inc. 2.25%, 11/29/13(b)		511	208,644
Sungard Data Systems, Inc. 2.28%-2.99%, 2/28/14(b)		741	623,852

			1,829,168

			16,362,278

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. 3.75%, 11/01/13(b)		55	47,593
3.75%, 11/01/13(b)		425	369,376
5.75%, 5/01/14(b)		1,000	630,000
Texas Competitive Electric Holdings Company LLC 4.02%-4.03%, 10/10/14(b)		1,732	1,139,090

			2,186,059

Financial Institutions – 0.1%
Consumer Cyclical - Other – 0.0%
Landsource Communities 8.25%, 5/31/09(b)(c)		9	1,859

Insurance – 0.1%
Asurion Corp. 3.53%-4.24%, 7/03/14(b)		1,000	840,000

			841,859

Total Bank Loans (cost $24,226,249)			19,390,196

EMERGING MARKETS – CORPORATE BONDS – 2.2%
Industrial – 1.1%
Basic – 0.4%
Vedanta Resources PLC 8.75%, 1/15/14(a)		3,845	2,845,300

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Gallery Capital SA 10.125%, 5/15/13(a)	US$	2,567	$385,050

Consumer Cyclical - Other – 0.1%
Royal Caribbean Cruises Ltd. 6.875%, 12/01/13		600	324,000
7.00%, 6/15/13		600	336,750

			660,750

Consumer Non-Cyclical – 0.1%
Foodcorp Ltd. 8.875%, 6/15/12(a)	EUR	1,000	770,590

Other Industrial – 0.5%
Noble Group Ltd. 6.625%, 3/17/15(a)	US$	4,731	3,075,150
8.50%, 5/30/13(a)		341	267,685

			3,342,835

Technology – 0.0%
MagnaChip Semiconductor SA 8.00%, 12/15/14(d)		300	30

			8,004,555

Financial Institutions – 1.1%
Banking – 0.8%
Alfa Bond Issuance PLC 8.625%, 12/09/15(f)		2,360	1,242,594
ATF Bank 9.00%, 5/11/16(a)		2,735	1,066,650
Banco BMG SA 9.15%, 1/15/16(a)		3,300	2,244,000
Kazkommerts International BV 8.50%, 4/16/13(a)		3,000	1,440,000

			5,993,244

Other Finance – 0.3%
MMG Fiduc (AES El Salvador) 6.75%, 2/01/16(a)		3,100	1,633,474

			7,626,718

Total Emerging Markets - Corporate Bonds (cost $27,771,053)			15,631,273

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Floating Rate – 0.9%
Countrywide Asset-Backed Certificates Series 2006-S5, Class A1 0.632%, 6/25/35(b)		4,450	3,628,487
Series 2007-S2, Class A1 0.662%, 5/25/37(b)		2,966	1,595,809

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GMAC Mortgage Corp. Loan Trust Series 2006-HE5, Class 2A1 0.592%, 2/25/37(b)	US$	1,633	$1,447,626

Total Asset-Backed Securities (cost $7,677,764)			6,671,922

INFLATION-LINKED SECURITIES – 0.2%
Uruguay – 0.2%
Republic of Uruguay 3.70%, 6/26/37	UYU	38,693	696,657
Uruguay Government International Bond 4.25%, 4/05/27		45,832	1,022,430

Total Inflation-Linked Securities (cost $3,522,314)			1,719,087

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Colombia – 0.1%
Bogota Distrio Capital 9.75%, 7/26/28(a) (cost $1,346,677)	COP	2,871,000	937,337

		Shares
WARRANTS – 0.1%
Central Bank of Nigeria, expiring 11/15/20(k)		9,250	925,000
Republic of Venezuela, expiring 4/15/20(k)		45,600	0

Total Warrants (cost $0)			925,000

PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Banking – 0.0%
Preferred Blocker, Inc. 7.00%(a)		620	123,438

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(f)		70,450	50,020

Total Preferred Stocks (cost $1,972,050)			173,458

COMMON STOCK – 0.0%
American Media, Inc.(a)(k) (cost $287,500)		12,977	12,977

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Portfolio of Investments

		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio(l)		8,437,948	$8,437,948

		Principal Amount (000)

Treasury Bills – 0.4%
United States Treasury Bill Zero Coupon, 5/07/09(m)	US$	2,600	2,599,597

Total Short-Term Investments (cost $11,037,468)			11,037,545

Total Investments – 101.0% (cost $980,658,937)			738,345,606
Other assets less liabilities – (1.0)%			(7,343,103)

Net Assets – 100.0%			$731,002,503

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at March 31, 2009	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
JPMorgan Chase Bank, N.A.:
Republic of Iceland 4.375%, 3/10/14, 12/20/11*	(10.50)%	11.396%	EUR	3,250	$72,850	$—	$72,850

Sale Contracts:
Citibank, N.A.:
Federal Republic of Brazil 12.25%, 3/6/30, 8/20/10*	3.09	1.850		$21,380	435,667	—	435,667
Goldman Sachs Bank USA:
Gazprom 8.625%, 4/28/34, 11/20/11*	9.25	8.612		2,900	150,898	—	150,898
Russian Federation 7.50%, 3/31/30, 12/20/09*	5.00	5.120		4,800	82,577	205,582	288,159
VTB Capital 4.25%, 2/15/16, 11/20/11*	11.50	11.590		4,400	199,803	—	199,803
JPMorgan Chase Bank, N.A.:
OAO Gazprom 5.875%-10.50%, 10/21/09-4/28/34, 10/20/10*	1.04	9.006		12,210	(1,301,258)	—	(1,301,258)
Petroleos De Venezuela 5.5%, 4/12/37, 5/20/09*	6.62	22.220		9,570	25,985	—	25,985
Morgan Stanley Capital Services Inc.:
Republic of Kazakhstan Zero Coupon, 1/20/10, 1/20/10*	0.00	8.561		9,800	(648,289)	614,656	(33,633)
Republic of Venezuela 9.25%, 9/15/27, 11/20/09*	5.00	20.334		4,900	(341,864)	435,648	93,784
RSHB 7.175%, 5/16/13, 11/20/13*	9.75	7.449		3,400	406,631	—	406,631

*	Termination date.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Russian Rouble settling 4/20/09	48,610	$1,446,310	$1,422,966	$(23,344)
South Korean Won settling 6/25/09	2,551,909	1,838,796	1,850,708	11,912
Sale Contracts:
Colombian Peso settling 4/13/09	4,460,929	1,798,037	1,752,641	45,396
Colombian Peso settling 5/11/09	8,138,095	3,236,466	3,182,337	54,129
Colombian Peso settling 5/11/09	2,704,247	1,078,825	1,057,474	21,351
Japanese Yen settling 6/25/09	178,580	1,838,796	1,806,680	32,116
New Turkish Lira settling 6/03/09	25,758	15,164,938	15,239,717	(74,779)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
Barclays Capital	0.50%	4/23/09	$4,684,875
Barclays Capital	0.50	4/23/09	8,721,367
Barclays Capital	0.50	4/23/09	4,474,656
Barclays Capital	0.25	5/8/09	2,151,254
Barclays Capital	0.25	5/13/09	1,272,577

			$21,304,729

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate market value of these securities amounted to $213,523,630 or 29.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(c)	Pay-In-Kind Payments (PIK).

(d)	Security is in default and is non-income producing.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Variable rate coupon, rate shown as of March 31, 2009.

(g)	Illiquid security.

(h)	Illiquid security, valued at fair value.

(i)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $20,641,433.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2009.

(k)	Non-income producing security.

(l)	Investment in affiliated money market mutual fund.

(m)	Position or a portion thereof, has been segregated to collateralize credit default swap agreements. The aggregate market value of these securities amounted to $3,621,698.

*	Security is in default.

The Fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2009, the Fund’s total exposure to subprime investments was 0.71%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:
BRL – Brazilian Real	PEN – Peruvian New Sol
COP – Colombian Peso	RUB – Russian Rouble
EUR – Euro Dollar	TRY – New Turkish Lira
HUF – Hungarian Forint	UYU – Uruguayan Peso
NZD – New Zealand Dollar

Glossary:
CMBS – Commercial Mortgage-Backed Securities
FRN – Floating Rate Note
LP – Limited Partnership
OJSC – Open Joint Stock Company
REIT – Real Estate Investment Trust

See notes to financial statements.

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $972,220,989)	$729,907,658
Affiliated issuers (cost $8,437,948)	8,437,948
Foreign currencies, at value (cost $175,492)	170,924
Unrealized appreciation on credit default swap contracts	1,673,777
Unrealized appreciation of forward currency exchange contracts	164,904
Interest receivable	21,027,062
Receivable for investment securities sold	2,088,899

Total assets	763,471,172

Liabilities
Due to broker	2,989,880
Due to custodian	103,430
Unrealized depreciation on credit default swap contracts	1,334,891
Unrealized depreciation of forward currency exchange contracts	98,123
Reverse repurchase agreements	21,304,729
Payable for investment securities purchased	4,511,081
Upfront premium received on credit default swap contracts	1,255,886
Advisory fee payable	553,085
Administrative fee payable	29,127
Accrued expenses	288,437

Total liabilities	32,468,669

Net Assets	$731,002,503

Composition of Net Assets
Capital stock, at par	$763,361
Additional paid-in capital	1,033,169,810
Undistributed net investment income	2,747,542
Accumulated net realized loss on investment and foreign currency transactions	(63,658,984)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(242,019,226)

$731,002,503

Net Asset Value Per Share—100 million shares of capital stock authorized, $.01 par value (based on 76,336,108 shares outstanding)	$9.58

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2009

Investment Income
Interest (net of foreign taxes withheld of $4,818)	$90,147,505
Dividends
Unaffiliated issuers	217,617
Affiliated issuers	169,590	$90,534,712

Expenses
Advisory fee (see Note B)	8,008,276
Custodian	380,966
Printing	132,681
Administrative	131,632
Audit	109,259
Registration fees	67,624
Directors’ fees	51,829
Legal	41,316
Transfer agency	35,174
Miscellaneous	57,142

Total expenses before interest expense	9,015,899
Interest expense	537,286

Total expenses		9,553,185

Net investment income		80,981,527

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(63,121,574)
Swap contracts		2,356,864
Foreign currency transactions		(7,900,409)
Net change in unrealized appreciation/depreciation of:
Investments		(218,967,970)
Swap contracts		(450,121)
Foreign currency denominated assets and liabilities		373,326

Net loss on investment and foreign currency transactions		(287,709,884)

Net Decrease in Net Assets from Operations		$(206,728,357)

See notes to financial statements.

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$80,981,527	$80,900,493
Net realized gain (loss) on investment and foreign currency transactions	(68,665,119)	67,839,251
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	(219,044,765)	(114,295,778)

Net increase (decrease) in net assets from operations	(206,728,357)	34,443,966
Dividends and Distributions to Shareholders from
Net investment income	(84,157,730)	(84,436,029)
Net realized gain on investment and foreign currency transactions	(32,669,979)	(39,800,623)
Capital Stock Transactions
Shares issued in connection with the acquisition of Alliance World Dollar Government Fund, Inc.	– 0	–	117,099,497	(a)

Total increase (decrease)	(323,556,066)	27,306,811
Net Assets
Beginning of period	1,054,558,569	1,027,251,758

End of period (including undistributed net investment income of $2,747,542 and $10,841,092, respectively)	$731,002,503	$1,054,558,569

(a)	Net of $1,844 paid to shareholders in lieu of fractional shares.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2009:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$8,437,948	$	– 0	–
Level 2	401,424,804		405,667
Level 3	328,482,854		– 0	–

Total	$738,345,606		$405,667

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 03/31/2008	$426,201,367	$	– 0	–
Accrued discounts /premiums	(6,295,787)		– 0	–
Realized gain (loss)	(24,096,237)		– 0	–
Change in unrealized appreciation/depreciation	(75,688,194)		– 0	–
Net purchases (sales)	(3,021,451)		– 0	–
Net transfers in and/or out of Level 3	11,383,156		– 0	–

Balance as of 03/31/09	$328,482,854	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 03/31/09	$(40,363,229)*	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Notes to Financial Statements

Pursuant to an Amended Administration Agreement, the Fund reimburses the Adviser for its costs, including legal and accounting costs, in serving as administrator of the Fund, provided, however, that the reimbursement may not exceed .15% of average weekly net assets. For the year ended March 31, 2009, the Fund paid the Adviser $131,632 for its administrative services, representing .01% of the Fund’s average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2009, the Fund reimbursed $1,260 to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2009 is as follows:

Market Value March 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value March 31, 2009 (000)
$ – 0 –	$284,169	$275,731	$170	$8,438

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$341,742,882		$421,130,224
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts and foreign currency transactions) are as follows:

Cost	$980,688,456

Gross unrealized appreciation	$15,527,893
Gross unrealized depreciation	(257,870,743)

Net unrealized depreciation	$(242,342,850)

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.” A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Notes to Financial Statements

from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the year ended March 31, 2009, the Fund had no transactions in written options.

3. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default or bankruptcy/insolvency.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps on the statement of operations, in addition to any realized gain/loss recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts.

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Credit Default Swaps:

During the year ended March 31, 2009, the Fund adopted FASB Staff Position FAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and FASB Interpretation No. 45 (“FIN 45”) “Guarantor’s Accounting and Disclosure Requirements for Guarantees”. Consequently, the Fund has amended its portfolio of investments and notes to financial statements disclosures in accordance with the Position.

The Fund may enter into credit default swaps. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Notes to Financial Statements

reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At March 31, 2009, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $73,360,000, with net unrealized appreciation of $266,036, and terms ranging from 2 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2009, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended March 31, 2009, the average amount of reverse repurchase agreements outstanding was $27,911,595 and the daily weighted average interest rate was 1.45%.

5. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

NOTE D

Capital Stock

During the years ended March 31, 2009 and March 31, 2008, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Notes to Financial Statements

value (“NAV”) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

NOTE F

Acquisition of Alliance World Dollar Government Fund, Inc. by AllianceBernstein Global High Income Fund (the “Fund”)

On April 13, 2007, the Fund acquired all of the net assets and assumed all of the liabilities of Alliance World Dollar Government Fund, Inc. (“AWG”) in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the stockholders of AWG at a Special Meeting of Stockholders held on January 19, 2007. As a result of the acquisition, stockholders of AWG received shares of the Fund equivalent to the aggregate net asset value of the shares they held in AWG. Stockholders participating in AWG’s dividend reinvestment plan received full and fractional shares of the Fund. Other stockholders received cash in lieu of fractional shares. On April 13, 2007, the acquisition was accomplished by a tax-free exchange of 8,687,393 shares of the Fund for 8,897,498 shares of Alliance World Dollar Government Fund, Inc. The

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

aggregate net assets of the Fund and Alliance World Dollar Government Fund, Inc. immediately before the acquisition were $1,001,015,960 and $128,584,856 (including $11,483,514 of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,129,600,816.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$84,218,883	$93,428,602
Long-term capital gain	32,608,826	30,808,050

Total taxable distributions	116,827,709	124,236,652

Total distributions paid	$116,827,709	$124,236,652

As of March 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,229,611
Accumulated capital and other losses	(63,631,086	)(a)
Unrealized appreciation/(depreciation)	(242,529,191	)(b)

Total accumulated earnings/(deficit)	$(302,930,666)

(a)

On March 31, 2009, the Fund had a net capital loss carryover for federal income tax purposes of $33,266,127 of which $33,266,127 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended March 31, 2009, the Fund defers to April 1, 2009 post-October capital losses of $30,364,959.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income and the realization for tax purpose of gain/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, tax character of paydown gain/losses, foreign currency transactions, the tax treatment of bond premium, and redesignation of dividends resulted in a net decrease in undistributed net investment income, and a decrease in accumulated net realized loss on investment transactions and foreign currency transactions. This reclassification had no effect on net assets.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Notes to Financial Statements

(“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE J

Proposed Acquisition

The Boards of Directors (the “Directors”) of the Fund and ACM Managed Dollar Income Fund, Inc. (“AMD”) announced on March 13, 2009 that the Directors had approved the acquisition of the assets and liabilities of AMD by the Fund (the “Acquisition”) and that the Acquisition would be presented to stockholders of AMD for their approval at a special meeting of AMD stockholders to take place on July 30, 2009.

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended March 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.81	$ 15.19	$ 14.54	$ 13.55	$ 13.59

Income From Investment Operations
Net investment income(a)	1.06	1.07	.91	.90	.87
Net realized and unrealized gain (loss) on investment transactions	(3.76)	(.77)	.72	.99	(.08)

Net increase (decrease) in net asset value from operations	(2.70)	.30	1.63	1.89	.79

Less: Dividends and Distributions
Dividends from net investment income	(1.10)	(1.13)	(.98)	(.90)	(.83)
Distributions from net realized gain on investment and foreign currency transactions	(.43)	(.55)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.53)	(1.68)	(.98)	(.90)	(.83)

Net asset value, end of period	$ 9.58	$ 13.81	$ 15.19	$ 14.54	$ 13.55

Market value, end of period	$ 8.29	$ 13.10	$ 13.85	$ 12.59	$ 11.80

Discount, end of period	(13.47)%	(5.14)%	(8.82)%	(13.41)%	(12.92)%
Total Return
Total investment return based on:(b)
Market value	(25.76)%	7.09%	18.52%	14.62%	(1.96)%
Net asset value	(18.61)%	2.94%	12.55%	15.28%	6.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$731,003	$1,054,559	$1,027,252	$983,788	$916,838
Ratio to average net assets of:
Expenses	1.07%	1.53%	1.68%	1.23%	1.30%
Expenses, excluding interest expense	1.01%	1.00%	1.06%	1.15%	1.28%
Net investment income	9.10%	7.34%	6.24%	6.33%	6.50%
Portfolio turnover rate	40%	67%	68%	79%	147%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund, Inc. at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 27, 2009

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

The Fund designates $32,608,826 as long-term capital gain dividends. 41.4% of the ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2009 qualify as “interest related dividends” for non-U.S. shareholders.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Tax Information

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Additional Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

Supplemental Proxy Information

The Annual Meeting of the Stockholders of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was held on March 31, 2009.

A description of the proposal and number of shares voted at the Meeting are as follows:

	Director	Voted for	Authority Withheld
1. To elect a Class One Director: (terms expire in 2010)	Robert M. Keith	67,045,670	2,870,219

2. To elect Class Three Directors: (term expires in 2012)	Garry L. Moody Marshall C. Turner Earl D. Weiner	67,091,931 67,046,408 67,029,679	2,823,958 2,869,481 2,886,210

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

The Bank of New York

One Wall Street

New York, NY 10286

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Fernando Grisales, Douglas J. Peebles and Matthew S. Sheridan, members of the Global Fixed-Income Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications — As required, on April 30, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 49 (2009)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since July 2008. Director of AllianceBernstein Investments, Inc. (“ABI”) and head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	5	None

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, *** Chairman of the Board 76 (1993)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	91	None

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 67 (1993)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design.	89	None

Michael J. Downey, # 65 (2005)	Private investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	89	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a director of the Intel Corporation (semi-conductors) until May 2008.	89	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. She was formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	89	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	88	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	89	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of-Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board, Sustainable Forestry Management Limited.	89	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

***	Member of the Fair Value Pricing Committee.

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 49	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Paul J. DeNoon, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp, 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Stephen Woetzel, 37	Controller	Vice President of ABIS**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the JP Morgan Emerging Markets Bond Index Global (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2008. The directors noted that the Fund was 4th out of 4 of the Performance Group for the 1- and 3-year periods, 3rd out of 3 of the Performance Group for the 5-year period, 1st out of 3 of the Performance Group for the 10-year period, and that the Fund outperformed the Index (which is not leveraged) in the 3-, 5- and 10-year periods and underperformed the Index in the 1-year period. The directors recognized that the small number of other funds in the Fund’s Lipper category made performance comparisons with peers of limited utility. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such reductions since 2004. The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged to an open-end emerging market debt fund managed by the Adviser, and that the Fund’s fee rate exceeded the rate paid by the open-end fund prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., emerging market fixed income). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual management fee rate of 91.3 basis points (combined advisory fee paid to the Adviser plus administration fee paid to the Administrator) was lower than the Expense Group and Expense Universe medians. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s total expense ratio was higher than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

would review whether potential economies of scale would be realized. In this regard the directors took account of the fact that the Fund’s net assets had increased modestly by the acquisition of a much smaller fund, Alliance World Dollar Government Fund, Inc., effective April 13, 2007.

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, and each Sunday in The New York Times and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	69

NOTES

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NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	75

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHIF-0151-0309

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Gary L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2008	$63,000	$12,200	$10,807
2009	$67,200	$6,350	$21,166

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2008	$1,103,883	$ $ $	167,771 (156,964) (10,807)
2009	$536,950	$ $ $	27,516 (6,350) (21,166)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr. Nancy P. Jacklin	D. James Guzy Gary. L Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES

FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

November 2008

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Information regarding how the AllianceBernstein mutual funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at AllianceBernstein’s web site at www.alliancebernstein.com and at the Securities and Exchange Commission’s web site at www.sec.gov or is available by calling AllianceBernstein at (800) 227-4618.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The management of and investment decisions for the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul DeNoon; principally responsible for the Fund since August 2002-Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2004, and Director of Emerging Market Debt.

Fernando Grisales; since January 2005-Assistant Vice President of AB	Assistant Vice President of AB, with which he has been associated since October 2001. He provided trade support to Alliance’s Bernstein Private Wealth Group from prior to 2003 until June 2003. From June 2003 until January 2005, he worked as a portfolio assistant for the Global Fixed Income Team and became an Assistant Portfolio Manager for the Global Fixed Income: Emerging Markets Investment Team in January 2005.

Michael L. Mon; since August 2002-Vice President of AB	Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2004.

Douglas J. Peebles; since August 2002-Executive Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Executive Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2004, and Chief Investment Officer and Co-Head of Fixed Income.

Matthew Sheridan; since October 2005-Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2004.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2009.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Matthew Sheridan	15	$5,864,000,000	NONE	NONE
Michael Mon	15	$5,864,000,000	NONE	NONE
Paul DeNoon	18	$5,977,000,000	1	$10,000,000
Fernando Grisales	1	$106,000,000	NONE	NONE
Douglas Peebles	53	$16,726,000,000	1	$10,000,000
POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Matthew Sheridan	20	$8,896,000,000	NONE	NONE
Michael Mon	20	$8,896,000,000	NONE	$2,732,000,000
Paul DeNoon	26	$9,638,000,000	2	$131,000,000
Fernando Grisales	2	$856,000,000	NONE	NONE
Douglas Peebles	57	$22,174,000,000	3	NONE

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Matthew Sheridan	81	$16,409,000,000	5	$2,382,000,000
Michael Mon	81	$16,409,000,000	5	$2,382,000,000
Paul DeNoon	85	$16,5578,000,000	5	$2,382,000,000
Fernando Grisales	4	$1,793,000,000	NONE	NONE
Douglas Peebles	326	$77,969,000,000	13	$4,686,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2009 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	None
Fernando Grisales	None
Michael Mon	None
Douglas Peebles	None
Matthew Sheridan	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 29, 2009